UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2024

CSX CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered registeredregistered
Common Stock, $1 Par Value	CSX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2024, CSX Corporation (the “Company”) announced the retirement of Nathan D. Goldman, age 67, from the Company as the Company’s Executive Vice President, Chief Legal Officer, and Corporate Secretary, effective January 1, 2025.

Mr. Goldman retires from the Company after a distinguished 21-year tenure with the Company. Mr. Goldman’s leadership was pivotal in steering the transformation of the business and the transition of three Chief Executive Officers in eight years, serving all three leaders and the Company’s Board of Directors with confidence.

Item 7.01.	Regulation FD Disclosure.

On November 12, 2024, the Company issued a press release announcing the leadership changes reported in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Also on November 12, 2024, the Company announced, as part of a planned succession process, the promotion of Michael S. Burns, age 49, as the Company’s new Senior Vice President, Chief Legal Officer, and Corporate Secretary, effective January 2, 2025.

Mr. Burns previously served as the Company’s Vice President, General Counsel, and Assistant Corporate Secretary. Since joining the Company in 2006, Mr. Burns has advanced through roles of increasing responsibility, initially focusing on employment and benefits law before assuming responsibility for the full law department and additional functions such as corporate secretary, risk management, and environmental and hazmat responsibilities. Prior to joining the Company, Mr. Burns practiced labor and employment law at a leading Indiana firm. He holds a bachelor’s degree from Wabash College and a Juris Doctor from Indiana University Robert H. McKinney School of Law.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being furnished herewith:

99.1 Press Release, dated November 12, 2024
104 The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

		By:	/s/ Joseph R. Hinrichs
			Name:	Joseph R. Hinrichs
			Title:	President and Chief Executive Officer

DATE:	November 12, 2024